UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2024

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Astrana Health, Inc. (the “Company”) approved the Astrana Health, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) at the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) held on June 12, 2024. The 2024 Plan was previously approved by the Company’s Board of Directors (the “Board”). The 2024 Plan replaces the Company’s 2015 Equity Incentive Plan (the “2015 Plan”). While no further awards will be made under the 2015 Plan, all awards granted under the 2015 Plan that were outstanding on the date of stockholder approval of the 2024 Plan will remain outstanding in accordance with their terms.

The Compensation Committee of the Board (the “Compensation Committee”), which is comprised of non-employee directors, generally will administer awards granted under the 2024 Plan. To the extent permitted by applicable law, the Compensation Committee or the Board may delegate its authority to one or more employees or directors of the Company. Further, the Board has reserved to itself the authority to grant awards to the non-employee members of the Board, and the Board may reserve to itself any of the Compensation Committee’s other authority and may act as the administrator of the 2024 Plan.

The 2024 Plan authorizes the grant of equity-based and cash-based compensation awards to those officers and employees of, and consultants to, the Company and its subsidiaries who are selected by the Compensation Committee, and the 2024 Plan also authorizes the Board to grant awards to the non-employee directors of the Company. Awards under the 2024 Plan may be granted in the form of stock options, stock appreciation rights, restricted shares, restricted share units and other share-based awards.

Subject to certain adjustments, the total number of shares that may be delivered under the 2024 Plan will not exceed 2,100,000 shares, all of which may be issued pursuant to awards of incentive stock options. Shares tendered or withheld to pay the exercise price of a stock option or to cover tax withholding will not be added back to the number of shares available under the 2024 Plan. Upon exercise of any stock appreciation right that may be settled in shares, the full number of shares subject to that award will be counted against the number of shares available under the 2024 Plan, regardless of the number of shares used to settle the stock appreciation right upon exercise. To the extent that any award under the 2024 Plan or any award granted under the 2015 Plan is forfeited, or any option or stock appreciation right terminates, expires or lapses without being exercised, the shares subject to such awards granted but not delivered will be added to the number of shares available for awards under the 2024 Plan.

No awards may be granted under the 2024 Plan after February 27, 2034. The Board may, without stockholder approval, amend or terminate the 2024 Plan, except in any respect as to which stockholder approval is required by the Plan, by law, regulation or the rules of an applicable stock exchange.

A summary of the 2024 Plan is included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the 2024 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2024 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 12, 2024. At the close of business on April 23, 2024, the record date for the Annual Meeting (the “Record Date”), there were 56,025,538 shares of common stock, par value $0.001 per share, of the Company issued and outstanding. At the Annual Meeting, there were present in person or by proxy 42,337,157 shares of the Company’s common stock, representing stockholders entitled to cast approximately 75.6% of the total outstanding eligible votes and constituting a quorum. At the Annual Meeting:

1.	Nine directors were elected to the Board, each to hold office until the 2025 Annual Meeting of Stockholders.

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified.

3.	The compensation program for the Company’s named executive officers as disclosed in Proxy Statement was approved, on an advisory, non-binding basis.

4.	The 2024 Plan was approved.

5.	An amendment to the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation was approved.

The voting results for each such matter were as follows:

Proposal 1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Kenneth Sim, M.D.	37,510,162	647,957	4,179,038
Thomas S. Lam, M.D., M.P.H.	37,619,083	539,036	4,179,038
Mitchell W. Kitayama	37,775,972	382,147	4,179,038
David G. Schmidt	36,724,365	1,433,754	4,179,038
Linda Marsh	37,607,555	550,564	4,179,038
John Chiang	37,109,750	1,048,369	4,179,038
Matthew Mazdyasni	37,086,620	1,071,499	4,179,038
J. Lorraine Estradas, R.N., B.S.N. M.P.H.	36,923,496	1,234,623	4,179,038
Weili Dai	38,051,962	106,157	4,179,038

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
41,792,861	463,866	80,430	—

Proposal 3. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
37,336,707	428,882	392,530	4,179,038

Proposal 4. Approval of the 2024 Plan

For	Against	Abstain	Broker Non-Votes
37,131,279	666,874	359,966	4,179,038

Proposal 5. Approval of the Officer Exculpation Amendment

For	Against	Abstain	Broker Non-Votes
37,447,250	620,311	90,558	4,179,038

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1*	Astrana Health, Inc. 2024 Equity Incentive Plan.
10.2*	Form of Incentive Stock Option Agreement (2024 Equity Incentive Plan).
10.3*	Form of Nonqualified Stock Option Agreement (2024 Equity Incentive Plan).
10.4*	Form of Restricted Stock Agreement (2024 Equity Incentive Plan).
10.5*	Form of Restricted Stock Unit Agreement (2024 Equity Incentive Plan).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: June 12, 2024	By:	/s/ Brandon K. Sim
	Name:	Brandon K. Sim
	Title:	Chief Executive Officer and President